[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) EMERGING GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) EMERGING GROWTH SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R) Investment Management(SM)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John W. Ballen*
Toni Y. Shimura*                                    For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
Treasurer                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 21.54% (including the reinvestment of any distributions). This compares to a 4.93% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. Although seemingly far away, the economic problems in Asia were probably the most important factors affecting the U.S. market during this period. Concerns relating to Asia drove liquidity premiums to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by bigger-capitalization stocks. Consequently, the mid-cap and larger-cap growth stocks in our portfolio tended to outperform the smaller stocks during this period. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller-coaster ride. Fortunately, the portfolio's technology holdings were primarily in computer software and networking rather than in the more volatile semiconductor stocks, which have a lot of business in Asia.

The Series continued to benefit from the solid performance of its technology holdings, whose earnings were surprisingly strong despite issues relating to Asia. Stocks that contributed to performance included Cisco Systems, Microsoft, SAP, BMC Software, and Compuware -- all of whose products were in strong demand by companies seeking increased productivity. Consolidation in the telecommunications industry helped increase value in holdings such as WorldCom, MCI, and Global Telesystems. Better-than-expected earnings and industry consolidation also helped other companies, such as Tyco International and AirTouch. Cendant, a hotel, real estate, and consumer services company franchiser that was created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem.

Looking ahead, we see a number of things affecting our market. First, the potential for interest rates to rise from currently very low levels is something we're always on the lookout for, given the continued strength of the U.S. economy and the tight labor market. If rates rise, the valuations of interest-sensitive stocks such as financials and television and radio broadcasters could come under pressure. So, to be on the cautious side, we have trimmed back on some of our holdings in these areas.

Second, we believe we are at the beginning of an ongoing slowdown in profit growth for both the economy and the S&P 500. We've already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. We think this bodes well for emerging growth stocks because many of them are expected to generate earnings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth we have been able to identify. Another area we believe offers great potential is the business and computer services market, for example, information technology and outsourcing firms that help other companies focus on their core businesses.

Telecommunications is another industry displaying opportunities due to increased competition and global consolidation. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe that our strategy of searching out rapidly growing companies early in their developments and growth stocks at reasonable prices should benefit investors in 1998.

    Respectfully,

/s/ John W. Ballen                /s/ Toni Y. Shimura

    John W. Ballen                        Toni Y. Shimura
    Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen was named President and Chief Investment Officer of MFS(R) Investment Management(SM) effective August 1, 1998. He is a member of the Executive Committee and Board of Directors of MFS(R) Investment Management(SM) as well as a portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Emerging Growth Series, part of MFS(R) Variable Insurance Trust(SM), and the Emerging Growth Series, offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and a Master of Business Administration degree from Stanford University.

Toni Y. Shimura is a Vice President -- Investments of MFS(R) Investment Management(SM) and a portfolio manager of MFS(R) World Growth Fund, MFS(R) Emerging Growth Series, part of MFS(R) Variable Insurance Trust(SM), and the World Growth Series and Emerging Growth Series offered through MFS(R)/Sun Life annuity products. Ms. Shimura joined MFS in 1987 as a member of the Research Department. She was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, Vice President -- Investments in 1992, and a portfolio manager in 1993. Ms. Shimura is a graduate of Wellesley College and the Sloan School of Management of the Massachusetts Institute of Technology.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:                     Seeks long-term growth of capital.

Commencement of
investment operations:         July 24, 1995

Size:                          $669.8 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                6 Months         1 Year      10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return          +21.54%        +33.72%           +103.55%
-----------------------------------------------------------------------------
Average Annual Total Return         --          +33.72%           + 27.38%
-----------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, July 24, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Stocks - 95.6%
--------------------------------------------------------------------------------
Issuer                                                      Shares         Value
--------------------------------------------------------------------------------
U.S. Stocks - 90.2%
  Advertising
    Doubleclick, Inc.*                                         700  $     34,781
--------------------------------------------------------------------------------
  Aerospace - 0.4%
    Gulfstream Aerospace Corp.*                             62,000  $  2,883,000
--------------------------------------------------------------------------------
  Automotive
    Federal Mogul Corp.                                      3,000  $    202,500
    Hayes Lemmerz International, Inc.*                         370        14,708
                                                                    ------------
                                                                    $    217,208
--------------------------------------------------------------------------------
  Biotechnology
    Waters Corp.*                                            1,100  $     64,831
--------------------------------------------------------------------------------
  Broadcasting
    Citadel Communications Corp.                             6,100  $     97,600
--------------------------------------------------------------------------------
  Business Machines - 0.6%
    Affiliated Computer Services, Inc., "A"*                53,200  $  2,048,200
    Compaq Computer Corp.                                   40,500     1,149,188
    Sun Microsystems, Inc.*                                 23,800     1,033,812
                                                                    ------------
                                                                    $  4,231,200
--------------------------------------------------------------------------------
  Business Services - 6.0%
    AccuStaff, Inc.*                                       279,600  $  8,737,500
    BISYS Group, Inc.*                                      41,700     1,709,700
    Ceridian Corp.*                                         30,600     1,797,750
    Computer Learning Centers, Inc.*                        53,596     1,333,201
    Computer Sciences Corp.*                                93,800     6,003,200
    DA Consulting Group, Inc.*                               5,500        79,063
    DST Systems, Inc.*                                      34,900     1,954,400
    First Data Corp.                                       148,900     4,960,231
    Fiserv, Inc.*                                            1,500        63,703
    Interim Services, Inc.*                                  2,200        70,675
    Learning Tree International, Inc.*                     114,900     2,312,362
    Metamor Worldwide, Inc.*                                20,400       717,825
    NOVA Corp.*                                             15,600       557,700
    Policy Management Systems Corp.*                        95,600     3,752,300
    Professional Detailing, Inc.*                            1,400        34,825
    Renaissance Worldwide, Inc.*                            96,500     2,098,875
    Technology Solutions Co.*                              118,275     3,747,839
                                                                    ------------
                                                                    $ 39,931,149
--------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Century Telephone Enterprises, Inc.                     67,850  $  3,112,619
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.8%
    Autodesk, Inc.                                          21,185  $    818,271
    Microsoft Corp.*                                       287,500    31,157,812
                                                                    ------------
                                                                    $ 31,976,083
--------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    International Integration, Inc.*                         1,500  $     25,875
    Mobius Management Systems, Inc.*                        40,000       600,000
                                                                    ------------
                                                                    $    625,875
--------------------------------------------------------------------------------
  Computer Software - Systems - 19.3%
    Aspen Technology, Inc.*                                  1,300  $     65,650
    BMC Software, Inc.*                                    526,900    27,365,869
    Cadence Design Systems, Inc.*                          574,700    17,959,375
    Computer Associates International, Inc.                550,500    30,587,156
    Compuware Corp.*                                       467,300    23,890,712
    Keane, Inc.*                                             1,200        67,200
    Learning Co., Inc.*                                      2,300        68,138
    Oracle Corp.*                                          983,750    24,163,359
    Siebel Systems, Inc.*                                   21,300       686,925
    SunGard Data Systems, Inc.*                              7,300       280,137
    Synopsys, Inc.*                                         93,300     4,268,475
    Whittman-Hart, Inc.*                                     1,500        72,563
                                                                    ------------
                                                                    $129,475,559
--------------------------------------------------------------------------------
  Conglomerates
    Sodexho Marriott Services, Inc.*                         2,300  $     66,700
--------------------------------------------------------------------------------
  Consumer Goods and Services - 5.4%
    Carson, Inc., "A"*                                      69,300  $    545,738
    Rubbermaid, Inc.                                        36,700     1,217,981
    Tyco International Ltd.                                546,162    34,408,206
                                                                    ------------
                                                                    $ 36,171,925
--------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*                     65,900  $  1,861,675
--------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Cable Design Technologies Corp.*                        22,500  $    464,063
--------------------------------------------------------------------------------
  Electronics - 0.6%
    Altera Corp.*                                          113,100  $  3,343,519
    Intel Corp.                                              4,600       340,975
    Xilinx, Inc.*                                           17,700       601,800
                                                                    ------------
                                                                    $  4,286,294
--------------------------------------------------------------------------------
  Entertainment - 6.2%
    CBS Corp.                                              121,100  $  3,844,925
    Clear Channel Communications, Inc.*                     52,600     5,739,975
    Cox Radio, Inc., "A"*                                   51,000     2,205,750
    Gemstar International Group Ltd.*                       20,400       763,725
    Harrah's Entertainment, Inc.*                           77,200     1,794,900
    Hearst-Argyle Television, Inc.*                         19,400       776,000
    Heftel Broadcasting Corp., "A"*                         24,400     1,091,900
    Jacor Communications, Inc.*                             82,100     4,843,900
    Premier Parks, Inc.*                                    17,000     1,132,625
    Time Warner, Inc.                                       85,000     7,262,187
    Univision Communications, Inc., "A"*                    62,000     2,309,500
    Viacom, Inc., "B"*                                     164,400     9,576,300
                                                                    ------------
                                                                    $ 41,341,687
--------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    ARM Financial Group, Inc., "A"                          18,200  $    402,675
    Associates First Capital Corp., "A"                     23,800     1,829,625
    Consolidated Capital Corp.*                             70,500     1,585,148
    Donaldson Lufkin & Jenrette, Inc.                       20,200     1,026,413
    Franklin Resources, Inc.                                97,500     5,265,000
    Morgan Stanley Dean Witter & Co.                        36,200     3,307,775
    U.S. Trust Corp.                                         5,000       381,250
                                                                    ------------
                                                                    $ 13,797,886
--------------------------------------------------------------------------------
  Food and Beverage Products
    Suiza Foods Corp.*                                       1,100  $     65,656
--------------------------------------------------------------------------------
  Insurance - 0.3%
    Ace Ltd.                                                12,900  $    503,100
    Annuity and Life Re Holdings Ltd.*                      32,680       723,045
    Conseco, Inc.                                            6,900       322,575
    Life Re Corp.                                            7,500       621,563
                                                                    ------------
                                                                    $  2,170,283
--------------------------------------------------------------------------------
  Machinery
    SI Handling Systems, Inc.                               22,850  $    299,906
--------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Boston Scientific Corp.*                                39,500  $  2,829,187
    McKesson Corp.                                          40,500     3,290,625
    PSS World Medical, Inc.*                                12,900       188,663
    U.S. Surgical Corp.                                    182,400     8,322,000
                                                                    ------------
                                                                    $ 14,630,475
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.7%
    Cardinal Health, Inc.                                   22,400  $  2,100,000
    Columbia/HCA Healthcare Corp.                           25,500       742,687
    Guidant Corp.                                           18,100     1,290,756
    HBO & Co.                                              173,000     6,098,250
    Health Management Associates, Inc., "A"*                 6,600       220,688
    HealthSouth Corp.*                                     209,600     5,593,700
    Integrated Health Services, Inc.                        40,100     1,503,750
    Medtronic, Inc.                                         25,800     1,644,750
    Orthodontic Centers of America, Inc.*                   59,300     1,241,594
    PacifiCare Health Systems, Inc., "B"*                   37,000     3,269,875
    Province Healthcare Co.*                                 1,000        27,688
    Steris Corp.*                                           13,900       883,953
    Total Renal Care Holdings, Inc.*                        96,730     3,337,185
    United Healthcare Corp.                                324,200    20,586,700
    Wellpoint Health Networks, Inc., "A"*                   37,600     2,782,400
                                                                    ------------
                                                                    $ 51,323,976
--------------------------------------------------------------------------------
  Pharmaceuticals
    King Pharmaceuticals, Inc.*                             16,000    $  224,000
--------------------------------------------------------------------------------
  Pollution Control - 0.2%
    American Disposal Services, Inc.*                        1,400     $  65,625
    U.S.A. Waste Services, Inc.*                            32,000     1,580,000
                                                                    ------------
                                                                    $  1,645,625
--------------------------------------------------------------------------------
  Printing and Publishing
    Workflow Management, Inc.*                                  50  $        403
--------------------------------------------------------------------------------
  Restaurants and Lodging - 5.3%
    Applebee's International, Inc.                          49,200  $  1,100,850
    Buffets, Inc.*                                         106,100     1,664,444
    Cendant Corp.*                                       1,349,404    28,168,808
    Outback Steakhouse, Inc.*                                1,700        66,300
    Promus Hotel Corp.*                                    115,982     4,465,307
    Showbiz Pizza Time, Inc.*                                1,700        68,531
                                                                    ------------
                                                                    $ 35,534,240
--------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Central Parking Corp.                                    5,800  $    269,700
    Newport News Shipbuilding, Inc.                         63,500     1,698,625
    School Specialty, Inc.                                      50           819
                                                                    ------------
                                                                    $  1,969,144
--------------------------------------------------------------------------------
  Stores - 11.0%
    Borders Group, Inc.*                                     1,800  $     66,600
    Consolidated Stores Corp.*                              16,700       605,375
    Corporate Express, Inc.*                               186,600     2,367,487
    CVS Corp.                                              142,200     5,536,912
    Dollar General Corp.                                     8,325       329,358
    Duane Reade, Inc.*                                       2,100        63,000
    General Nutrition Cos., Inc.*                           37,800     1,176,525
    Home Depot, Inc.                                       179,600    14,918,025
    Kohl's Corp.*                                           23,900     1,239,812
    Linens 'N Things, Inc.*                                 18,600       568,463
    Lowes Co., Inc.                                        144,800     5,873,450
    Micro Warehouse, Inc.*                                 142,800     2,213,400
    Office Depot, Inc.*                                    408,600    12,896,437
    Proffitts, Inc.*                                        14,700       593,513
    Republic Industries, Inc.*                             401,000    10,025,000
    Rite Aid Corp.                                         286,500    10,761,656
    Staples, Inc.*                                         148,550     4,298,666
    Viking Office Products, Inc.*                            2,100        65,888
                                                                    ------------
                                                                    $ 73,599,567
--------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Meyer (Fred), Inc.*                                    235,800  $ 10,021,500
    Safeway, Inc.*                                          47,000     1,912,312
                                                                    ------------
                                                                    $ 11,933,812
--------------------------------------------------------------------------------
  Telecommunications - 14.8%
    AirTouch Communications, Inc.*                          46,500  $  2,717,344
    Amdocs Ltd.*                                             9,700       146,713
    American Tower Corp., "A"*                              36,400       907,725
    Aspect Telecommunications Corp.*                         9,900       271,012
    Cisco Systems, Inc.*                                   393,050    36,185,166
    Global TeleSystems Group, Inc.*                        155,380     7,574,775
    Intermedia Communications, Inc.*                       224,800     9,427,550
    L-3 Communications Holding, Inc.*                        2,100        68,250
    Lucent Technologies, Inc.                               79,300     6,596,769
    MCI Communications Corp.                               242,600    14,101,125
    Sprint Corp.                                            50,400     3,553,200
    Tel-Save Holdings, Inc.*                                80,900     1,193,275
    Tellabs, Inc.*                                          44,500     3,187,312
    WorldCom, Inc.*                                        267,900    12,976,406
                                                                    ------------
                                                                    $ 98,906,622
--------------------------------------------------------------------------------
  Transportation - 0.2%
    Coach USA, Inc.*                                        27,900  $  1,272,938
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $604,216,782
--------------------------------------------------------------------------------
Foreign Stocks - 5.4%
  Germany - 3.8%
    SAP AG, Preferred (Computer Software - Systems)         37,225  $ 25,242,527
--------------------------------------------------------------------------------
  Netherlands - 0.1%
    Elsag Bailey Process Automation N.V. (Machinery)*       22,100  $    531,781
--------------------------------------------------------------------------------
  Sweden - 0.4%
    Saab AB, "B" (Aerospace)                               220,450  $  2,319,073
    Skandia Forsakrings AB (Insurance)                      39,000       556,794
                                                                    ------------
                                                                    $  2,875,867
--------------------------------------------------------------------------------
  United Kingdom - 1.1%
    ARM Holdings PLC (Computer Software - Systems)*          1,300  $     24,937
    ARM Holdings PLC, ADR (Computer Software - Systems)* 22,800 1,396,500 CBT Group PLC, ADR (Computer Software - Personal
      Computers)                                             1,200        64,200
    Danka Business Systems, ADR (Business Services)        174,600     2,062,463
    ICON PLC, ADR (Biotechnology)*                             300         7,575
    Sema Group PLC (Computer Software - Systems)           224,600     2,641,165
    Taylor Nelson Sofres PLC (Market Research)             543,300     1,114,657
                                                                    ------------
                                                                    $  7,311,497
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 35,961,672
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $505,156,262)                        $640,178,454
--------------------------------------------------------------------------------

Short-Term Obligations - 4.4%
--------------------------------------------------------------------------------
                                                  Principal Amount
                                                          Omitted)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98                   $  4,130  $  4,130,000
    Federal Home Loan Mortgage Corp., due 7/14/98 -
      7/23/98                                               15,500    15,458,590
    Federal National Mortgage Assn., due 7/17/98            10,000     9,975,715
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 29,564,305
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $534,720,567)                   $669,742,759

Other Assets, Less Liabilities                                            85,884
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $669,828,643
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
June 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $534,720,567)            $669,742,759
  Cash                                                                    1,179
  Receivable for Series shares sold                                   8,703,548
  Receivable for investments sold                                     1,580,981
  Interest and dividends receivable                                      83,589
  Deferred organization expenses                                          3,799
  Other assets                                                            2,522
                                                                   ------------
      Total assets                                                 $680,118,377
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $  2,644,405
  Payable for investments purchased                                   7,424,784
  Payable to affiliates -
    Management fee                                                       40,840
    Shareholder servicing agent fee                                       1,906
    Administrative fee                                                      817
  Accrued expenses and other liabilities                                176,982
                                                                   ------------
      Total liabilities                                            $ 10,289,734
                                                                   ------------
Net assets                                                         $669,828,643
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $532,387,124
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    135,022,066
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 2,589,298
  Accumulated net investment loss                                      (169,845)
                                                                   ------------
      Total                                                        $669,828,643
                                                                   ============
Shares of beneficial interest outstanding                           34,438,963
                                                                    ==========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $19.45
                                                                      ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $   839,881
    Dividends                                                         1,247,024
    Foreign taxes withheld                                               (9,573)
                                                                    -----------
        Total investment income                                     $ 2,077,332
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,946,932
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                      90,834
    Administrative fee                                                   39,027
    Auditing fees                                                         1,050
    Printing                                                             85,574
    Legal fees                                                            1,011
    Custodian fee                                                        93,718
    Amortization of organization expenses                                   911
    Miscellaneous                                                         8,627
                                                                    -----------
      Total expenses                                                $ 2,268,701
    Fees paid indirectly                                                (21,524)
                                                                    -----------
      Net expenses                                                  $ 2,247,177
                                                                    -----------
        Net investment loss                                         $  (169,845)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 5,822,534
    Foreign currency transactions                                        (1,454)
                                                                    -----------
        Net realized gain on investments and foreign
          currency transactions                                     $ 5,821,080
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $90,375,640
    Translation of assets and liabilities in foreign
      currency                                                             (474)
                                                                    -----------
        Net unrealized gain on investments and foreign
           currency translation                                     $90,375,166
                                                                    -----------
          Net realized and unrealized gain on investments
            and foreign currency                                    $96,196,246
                                                                    -----------
            Increase in net assets from operations                  $96,026,401
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                           Six Months Ended           Year Ended
                                                              June 30, 1998    December 31, 1997
                                                                (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (169,845)        $   (966,728)
  Net realized gain on investments and foreign currency
    transactions                                                 5,821,080            5,389,134
  Net unrealized gain on investments and foreign
    currency translation                                        90,375,166           42,663,050
                                                              ------------         ------------
    Increase in net assets from operations                    $ 96,026,401         $ 47,085,456
                                                              ------------         ------------
Distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                $ (4,774,635)        $     --
                                                              ------------         ------------
Net increase in net assets from Series share
  transactions                                                $194,096,617         $232,438,500
                                                              ------------         ------------
      Total increase in net assets                            $285,348,383         $279,523,956
Net assets:
  At beginning of period                                       384,480,260          104,956,304
                                                              ------------         ------------

  At end of period (including accumulated net investment
    loss of $169,845 and $0, respectively)                    $669,828,643         $384,480,260
                                                              ============         ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                        Six Months Ended              ---------------------------------           Period Ended
                                           June 30, 1998                    1997                   1996     December 31, 1995*
                                             (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.13                  $13.24                 $11.41                 $10.00
                                                  ------                  ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)                    $(0.01)                 $(0.06)                $(0.01)                $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                    3.50                    2.95                   1.95                   1.74
                                                  ------                  ------                 ------                 ------
      Total from investment operations            $ 3.49                  $ 2.89                 $ 1.94                 $ 1.75
                                                  ------                  ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                      $  --                   $  --                   $ --                  $(0.01)
  From net realized gain on investments
    and foreign currency transactions              (0.17)                    --                   (0.06)                 (0.26)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                      --                   (0.05)                   --
  From capital                                       --                      --                    --                    (0.07)
                                                  ------                  ------                 ------                 ------
      Total distributions declared to
        shareholders                              $(0.17)                 $ --                   $(0.11)                $(0.34)
                                                  ------                  ------                 ------                 ------
Net asset value - end of period                   $19.45                  $16.13                 $13.24                 $11.41
                                                  ======                  ======                 ======                 ======
Total return                                      21.54%++                21.90%                 17.02%                 17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                         0.88%+##                0.90%                  1.00%                  1.00%+
  Net investment income (loss)                   (0.07)%+                (0.38)%                (0.08)%                  0.10%+
Portfolio turnover                                   26%                    112%                    96%                    73%
Net assets at end of period (000 omitted)       $669,829                $384,480               $104,956                 $3,869

  * For the period from the commencement of the Series' investment operations, July 24, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at no more than 0.25% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                              --                   $(0.05)                $(0.03)                $(0.18)
    Ratios (to average net assets):
      Expenses##                                     --                    0.87%                  1.16%                  2.91%+
      Net investment loss                            --                  (0.35)%                (0.23)%                (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which comprises the following 13 series: MFS(R) Bond Series, MFS Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Government Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 67 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $306,912,583 and $128,350,028, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $534,720,567
                                                                 ------------
Gross unrealized appreciation                                    $153,172,349
Gross unrealized depreciation                                     (18,150,157)
                                                                 ------------
    Net unrealized appreciation                                  $135,022,192
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                        Six Months Ended June 30, 1998        Year Ended December 31, 1997
                                   -----------------------------------  ----------------------------------
                                           Shares              Amount           Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                            17,207,070       $ 314,252,317       30,029,411       $444,027,559
Shares issued to shareholders in
  reinvestment of distributions           257,393           4,774,635           --                 --
Shares reacquired                      (6,858,359)       (124,930,335)     (14,125,232)      (211,589,059)
                                       ----------       -------------       ----------       ------------
    Net increase                       10,606,104       $ 194,096,617       15,904,179       $232,438,500
                                       ==========       =============       ==========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $675.



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VEG-3 8/98 84.6M